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                                                                    EXHIBIT 10.4
                     AMENDMENT NO. 1 TO TERMS OF EMPLOYMENT
                                       of
                                KEITH L. LAMPERT
                                      with
                              CONCORD CAMERA CORP.


         AMENDMENT NO. 1, dated as of March 2, 2004, to Terms of Employment effective as of November 11, 2002 (the "Agreement") by and between CONCORD CAMERA CORP. (the "Company") and KEITH L. LAMPERT (the "employee").

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

         1. Section 7(d) of the Agreement is hereby deleted and replaced in its entirety with the following:

         "(d) reimburse the employee for closing costs actually incurred by him in connection with his purchase of a residence in South Florida, provided the closing occurs no later than June 15, 2004; and"

         2. Except as hereby amended, the Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

EXECUTIVE:                                  CONCORD CAMERA CORP.



 /s/ Keith L. Lampert                          By:   /s/  Richard M. Finkbeiner
-----------------------------------               -----------------------------
Keith L. Lampert                                  Richard M. Finkbeiner
                                                  Senior Vice President and
                                                  Chief Financial Officer


Date:      3/20/04                                Date:        4/7/04
     -------------------------------                   ------------------------



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